Exhibit 10.6

AMENDMENT 3
TO
SOURCE CODE ACCESS AGREEMENT

This Source Code Access Agreement Amendment 3 (the “SCAA Amendment 3”) is entered into on April 1st, 2013 (the “SCAA Amendment 3 Effective Date”) by and between American Megatrends, Inc, (hereinafter “AMI”) with its principal place of business at 5555 Oakbrook Parkway, Suite 200, Norcross, Georgia 30093 U.S.A., and congatec AG (“LICENSEE”), a German corporation located at Auwiesenstrasse 5, 94469 Deggendorf, Germany.  The parties entered into a Source Code Access Agreement (the “Original Agreement” or the “SCAA”) dated July 31, 2009 (the “SCAA Effective Date”).  Capitalized terms not defined or otherwise modified in this SCAA Amendment 3 shall have the same definitions as within the SCAA.

WHEREAS the parties desire to amend the SCAA within this said SCAA Amendment 3;

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, AMI and LICENSEE agree as follows:

1.                                      Section 2.D. is amended by adding the following:

As LICENSEE and LICENSOR may from time to time seek to capture new market segments or custom projects, [***].  However, should such new market segment or custom project require [***], then under those limited circumstances, LICENSEE agrees that [***], that LICENSEE shall provide AMI with written notice with the intent of using such technology.  [***].  [***].

2.                                      Section 10 (“TERM, TERMINATION AND RENEWAL”) is amended by extending the term of the Software Source Code Agreement set forth in subsection A to run through July 31, 2019.

3.                                      EXHIBIT A (“SOURCE ACCESS/MAINTENANCE FEES AND PAYMENT TERMS”) is hereby amended by changing and adding the following:

Aptio V Core

Special Offer	Standard Fee		Discount		Discounted Fee for Customer
[***]	US$	[***]	US$	[***]	US$	[***]
TOTAL					US$	[***]

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Updates and renewal

[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]

Chipset Source Code Fee:

•                  Value chipsets fee:  [***] (CRB project),

•                  High-end chipsets:  [***] (CRB project),

•                  Access for licensed CRB project(s) for two years

Updates

[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]
[***]	US$	[***	]	US$	[***	]	US$	[***	]

Additional Modules:

Additional modules if requested by Congatec AG:

Special Offer	Standard Fee			Discount			Discounted Fee
[***]* [***]	$	[***	]	$	[***	]	$	[***	]**

* Some modules may require additional license fee.

** Support fee will be required if any support requested by Licensee.

Source Maintenance Fee for Core 8 and Aptio 4.x products:

The source code maintenance fee of the standard source code and any additional modules access fee for old Core 8 and Aptio 4.x licensed products are [***].  Notwithstanding the foregoing, should LICENSEE require support from AMI, any support required is subject to a support NRE fee.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Name of the new chipset / CRB Licensed under this amendment:

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4.                                      EXHIBIT B:  AUTHORIZED PRODUCTS is hereby amended by adding the following;

LICENSEE hardware platforms incorporating:

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5.                                      EXHIBIT C:  LICENSED MATERIALS (source code for internal use):

•                                          Intel BayTrail

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•                                          AMD Larne eKabini

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•                                          Intel Broadwell-M

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Payment Terms

Payment terms are set at [***].  Payment is due and payable within [***] from the date of invoice.

6.                                      Except as expressly provided herein, any and all terms and conditions of the SCAA, SCAA Amendment I, and SCAA Amendment II shall remain unchanged.

IN WITNESS WHEREOF, LICENSEE and AMI have each cause this SCAA Amendment 3 to be effective as of the SCAA Amendment 3 Effective Date by the parties’ respective duly authorized representatives.

LICENSEE:		AMI:
CONGATEC AG		AMERICAN MEGATRENDS, INC.

By:	/s/ Gerhard Edi	By:	/s/ S. Shankar

Name: Gerhard Edi		Name: S. Shankar

Title: Chief Executive Offier		Title: President & Chief Executive Officer

Date: June 30, 2014		Date:

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.